As filed with the Securities and Exchange Commission on January 21, 2004

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                January 21, 2004

Commission             Exact name of registrants as specified in their charters,           I.R.S. Employer
File Number              state of incorporation, address of principal executive         Identification Number
                                    offices, and telephone number

1-15929                                  Progress Energy, Inc.                              56-2155481
                                      410 S. Wilmington Street
                                 Raleigh, North Carolina 27601-1748
                                      Telephone: (919) 546-6411
                               State of Incorporation: North Carolina

1-8349                              Florida Progress Corporation                            59-2147112
                                      410 S. Wilmington Street
                                 Raleigh, North Carolina 27601-1748
                                      Telephone: (919) 546-6111
                                   State of Incorporation: Florida

1-3274                               Florida Power Corporation                              59-0247770
                                 d/b/a Progress Energy Florida, Inc.
                                         100 Central Avenue
                                 St.  Petersburg, Florida 33701-3324
                                    Telephone: (727) 820-5151
                                   State of Incorporation: Florida

1-3382                              Carolina Power & Light Company                          56-0165465
                                d/b/a Progress Energy Carolinas, Inc.
                                      410 S. Wilmington Street
                                 Raleigh, North Carolina 27601-1748
                                      Telephone: (919) 546-6411
                               State of Incorporation: North Carolina

                 The address of the registrants has not changed
                             since the last report.

                   This combined Form 8-K is filed separately
                              by four registrants:
       Progress Energy, Inc., Florida Progress Corporation, Florida Power
      Corporation d/b/a Progress Energy Florida, Inc. and Carolina Power &
         Light Company d/b/a Progress Energy Carolinas, Inc. Information
         contained herein relating to any individual registrant is filed by such registrant solely on its own behalf.

ITEM 9. REGULATION FD DISCLOSURE and ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by the registrants pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Registrants' results of operations or financial condition for the three and twelve months ended December 31, 2003.

     On January 21, 2004, Progress Energy, Inc., issued a press release regarding its earnings for the three and twelve months ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The press release contains business segment information for the Progress Energy Carolinas and Progress Energy Florida business units, which are substantially similar to the standalone operations of each of Progress Energy Carolinas, Inc. and Progress Energy Florida, Inc. (which is in turn a significant subsidiary of Florida Progress Corporation). Accordingly, this current report is also being furnished on behalf of each such registrant.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PROGRESS ENERGY, INC.
                                     FLORIDA PROGRESS CORPORATION
                                     FLORIDA POWER CORPORATION
                                     CAROLINA POWER & LIGHT COMPANY
                                     Registrants

                                     By:  /s/ Robert H. Bazemore
                                         -------------------------
                                     Robert H. Bazemore
                                     Vice President and Controller

Date:  January 21, 2004

                                Index to Exhibits



Exhibit No.    Description

99.1 Press Release dated January 21, 2004 with respect to financial results for the three and twelve months ended December 31, 2003.